THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlusSM Design 1

Supplement dated July 28, 2025 to the
Summary Prospectus for New Investors dated May 1, 2025

This Supplement to your summary prospectus outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The LVIP Macquarie Wealth Builder Fund and the LVIP Western Asset Core Bond Fund will not be available in contracts issued on or after August 18, 2025.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.